UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2016

Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Houston, Texas		77019
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Baker Hughes Incorporated (the “Company”) has entered into a letter agreement dated July 29, 2016 with the Company's Senior Vice President, Chief Legal and Governance Officer, Alan R. Crain, pursuant to which Mr. Crain will retire by the end of this year. While employed, Mr. Crain will continue to receive his base salary and employee benefits. After retirement, he will be receive a bonus under the Annual Incentive Compensation Plan for the 2016 performance period and retirement benefits including the vesting of restricted stock unit awards, performance unit awards (to the extent performance goals are achieved) and other specified payments. Following his retirement, Mr. Crain will have certain continuing duties to the Company including non-solicitation of Company employees, confidentiality, cooperation and non-competition for a specified period. The foregoing description of the letter agreement does not purport to be complete and is qualified in its entirety by reference to the text of the letter agreement, which will be filed as an exhibit to the Form 10-Q for the quarterly period ending September 30, 2016.
On July 27, 2016, the Compensation Committee of the Board of Directors of the Company approved two new forms of Baker Hughes Incorporated Restricted Stock Unit Award Agreements and Terms and Conditions for officer grants under the 2002 Director & Officer Long-Term Incentive Plan that contain either: (i) a three-year cliff vesting schedule based upon continued employment or (ii) a three-year graded vesting schedule based upon continued employment. The foregoing descriptions of the Restricted Stock Unit Award Agreements and Terms and Conditions do not purport to be complete and are qualified in their entirety by reference to the complete text of the aforementioned documents, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
Item 8.01 Other Events.
On July 28, 2016, the Board of Directors approved the following committee assignments.

Audit/Ethics Committee	Compensation Committee	Executive Committee	Finance Committee	Governance and HS&E Committee
Larry D. Brady	Clarence P. Cazalot, Jr.	Clarence P. Cazalot, Jr.	William H. Easter III	Lynn L. Elsenhans
Gregory D. Brenneman	William H. Easter III	Martin S. Craighead *	Lynn L. Elsenhans *	Anthony G. Fernandes
James A. Lash *	Anthony G. Fernandes *	J. Larry Nichols	Pierre H. Jungels	James A. Lash
J. Larry Nichols	Claire W. Gargalli	James W. Stewart	James W. Stewart	J. Larry Nichols *
	Pierre H. Jungels	Charles L. Watson	Charles L. Watson
* Denotes Chair

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

10.1
Form of Baker Hughes Incorporated Restricted Stock Unit Award Agreement and Terms and Conditions for officers with a three-year cliff vesting pursuant to the 2002 Director & Officer Long-Term Incentive Plan

10.2
Form of Baker Hughes Incorporated Restricted Stock Unit Award Agreement and Terms and Conditions for officers with a three-year graded vesting pursuant to the 2002 Director & Officer Long-Term Incentive Plan

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Dated: July 29, 2016	By:	/s/ Lee Whitley
Lee Whitley Vice President and Corporate Secretary

Exhibit Index

10.1
Form of Baker Hughes Incorporated Restricted Stock Unit Award Agreement and Terms and Conditions for officers with a three-year cliff vesting pursuant to the 2002 Director & Officer Long-Term Incentive Plan

10.2
Form of Baker Hughes Incorporated Restricted Stock Unit Award Agreement and Terms and Conditions for officers with a three-year graded vesting pursuant to the 2002 Director & Officer Long-Term Incentive Plan